UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2005

OUTBACK STEAKHOUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2005, General (Ret) Tommy Franks executed the Outback Steakhouse, Inc. Director Restricted Stock Agreement.

General Franks’ restricted stock agreement contains the following provisions and is attached hereto as an exhibit: General Franks received 2,403 shares of restricted stock subject to the following vesting schedule: (i) 480 shares of restricted stock shall vest on April 27, 2006; (ii) 480 shares of restricted stock shall vest on April 27, 2007; (iii) 480 shares of restricted stock shall vest on April 27, 2008; (iv) 480 shares of restricted stock shall vest on April 27, 2009; and (v) 483 shares of restricted stock shall vest on April 27, 2010. Vesting on each vesting date is contingent on General Franks being a director of the Company on the respective vesting dates.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
Exhibit No.

99.1	Restricted Stock Agreement dated effective as of April 27, 2005, executed on May 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: May 26, 2005.	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President